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                                                                      EXHIBIT 23



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Amendment No. 1 to Form 10-K, into the Company's previously filed S-3 Registration Statement File Nos. 333-00085, 333-00735, 333-11997, 333-20425, and 333-46855, and into S-8 Registration Statement File Nos. 333-00063, 33-83830, and 33-81021.





                                                 /s/ ARTHUR ANDERSEN LLP


Washington, D.C.
May 20, 1998